SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VARSITY GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VARSITY GROUP INC.

1850 M Street, NW, Suite 1150

Washington, D.C. 20036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 24, 2004

To our stockholders:

Notice is hereby given that the 2004 annual meeting of stockholders of Varsity Group Inc. (the “Company”) will be held at the Park Hyatt Washington, 24th Street at M Street, N.W., Washington, D.C. 20037, on June 24, 2004, at 10:00 a.m. local time, for the following purposes:

1.	to elect two directors of the Company, both for a term expiring at the 2007 annual meeting of stockholders;

2.	to ratify the selection of PricewaterhouseCoopers LLP, as the Company’s independent auditors for 2004; and

3.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please refer to the attached proxy statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

Only stockholders of record at the close of business on April 26, 2004 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the annual meeting at the annual meeting and during normal business hours, for ten days prior to the annual meeting, at the offices of the Company, 1850 M Street, NW Suite 1150, Washington, D.C. 20036.

By Order of the Board of Directors,

/s/ [JACK BENSON]

[Jack Benson]
Secretary

Dated: April 29, 2004

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

VARSITY GROUP INC.

1850 M Street, NW, Suite 1150

Washington, D.C 20036

ANNUAL MEETING OF STOCKHOLDERS

JUNE 24, 2004

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2004 annual meeting of stockholders to be held at the Park Hyatt Washington, 24th Street at M Street, N.W., Washington, D.C. 20037, on June 24, 2004, at 10:00 a.m. local time. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

We are mailing our annual report for the fiscal year ended December 31, 2003, together with this proxy statement and the enclosed proxy, to stockholders entitled to vote at the annual meeting.

We will pay the cost of all proxy solicitation. In addition to the solicitation of proxies by use of the mails, our officers and other employees may solicit proxies by personal interview, telephone, email message, facsimile and telegram. If any of these individuals are asked to perform these services, they will not receive compensation and the services will be performed in addition to their regular duties. We have also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of the shares. We will reimburse any of these entities or people for their reasonable out-of-pocket expenses in forwarding the proxy solicitation materials.

This proxy statement and the enclosed proxy are first being mailed to our stockholders on or about May 5, 2004.

Voting And Revocability Of Proxies

A proxy for use at the annual meeting and a return envelope are enclosed. Any shares of our common stock, par value $0.0001 per share (the “common stock”), which are represented by a properly executed proxy that is received in time and not revoked will be voted at the annual meeting in accordance with the instructions indicated in the proxy. If no instructions are indicated, the shares will be voted “FOR” the election of the two director nominees named in the proxy and “FOR” the ratification of PricewaterhouseCoopers, LLP as the Company’s independent auditors. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. Neither our board nor our managers and officers are aware of any other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the proxy are fully authorized to vote on the matters in accordance with their judgment and discretion.

A stockholder who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by (1) giving written notice of revocation to our Corporate Secretary, (2) properly submitting to us a duly executed proxy bearing a later date or (3) voting in person at the annual meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to our Corporate Secretary at our principal executive offices as follows: Varsity Group Inc., 1850 M Street, NW Suite 1150, Washington, DC 20036, Attention: Corporate Secretary.

Voting Procedure

All holders of record of our common stock at the close of business on April 26, 2004 will be eligible to vote at the annual meeting. Each common stockholder is entitled to one vote at the annual meeting for each share they hold. Cumulative voting is not available. As of April 26, 2004 there were 16,680,199 shares of common stock outstanding.

The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (as defined below) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the annual meeting. The inspectors of election will treat shares represented by executed proxies that abstain as shares that are present and entitled to vote for purposes of determining the approval of such matter. If, with respect to any shares, a broker or other nominee submits a proxy indicating that instructions have not been received from the beneficial owners or the persons entitled to vote and that the broker or other nominee does not have discretionary authority to vote the shares (a “broker non-vote”) on one or more proposals, those shares will not be treated as present and entitled to vote for purposes of determining the approval of any proposal.

Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a brokerage firm or bank, that person must vote the shares as the record holder.

No appraisal or similar rights of dissenters apply to any matter to be acted upon at the annual meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees For Election As Director

There are two nominees for election of Director’s at this meeting.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the members of the Board are to be elected at the annual meeting of the stockholders. Presently, there are four board seats with no vacancies. Two directors are standing for re-election at this meeting. At the conclusion of the annual meeting, the number of directors that will constitute the entire Board is four.

The Board is divided into three classes, with the shareholders electing 50% of the directors this year. The directors of each class serve terms of three years. The first class includes includes Allen Morgan and John Kernan whose terms, if re-elected, will expire in 2007. The second class includes Eric Kuhn whose term expires in 2005. The last class includes William J. Pade whose term expires in 2006. The Board appointed Mr. Pade to his seat on March 25, 2004 to serve an initial two year term in order to divide each class as nearly equal in number as possible.

Proposal No. 1 nominates Allen L. Morgan and John T. Kernan for election to new terms expiring in 2007.

Each nominee has indicated that he intends to continue to serve as a director if elected at the annual meeting. Approval of the nominees requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In the event that a nominee should become unable or unwilling to serve as a director, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for the office of director as the Board may recommend.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTOR.

Set forth below is information with respect to our current directors:

Name	Age	Position
Terms Expiring in 2004
John T. Kernan (1) (2) (3)	58	Director
Allen L. Morgan (1) (2) (3)	51	Director

Term Expiring in 2005
Eric J. Kuhn	33	Chief Executive Officer Chairman of the Board

Term Expiring in 2006
William J. Pade (1) (2) (3)	53	Director

(1)	Member of the compensation and stock option committee.
(2)	Member of the audit committee.
(3)	Member of the nominating and corporate governance committee.

Eric J. Kuhn co-founded Varsity Group Inc. and has served as our Chief Executive Officer and Chairman of the Board since our inception. He has also served as our President since June 1999. From August 1997 to April 1998, Mr. Kuhn practiced law at Greenberg Traurig Hoffman Lippoff Rosen and Quentel P.A. in Miami, Florida, and from September 1996 to July 1997, practiced law at Kaye Scholer LLP in New York, New York. Mr. Kuhn received a B.A. with honors from Haverford College in 1993 and a J.D. with honors from The George Washington University Law School in 1996.

John T. Kernan has served as a Director since March 2002. Mr. Kernan served as Chairman and Chief Executive Officer of Lightspan Inc, a leading provider of curriculum-based educational software and Internet products and services used both in school and at home, from September 1993 until November 2003. Mr. Kernan currently serves on the Board of Plato Learning (NASD: TUTR). Prior to co-founding Lightspan, Mr. Kernan served as Chairman and Chief Executive Officer of Jostens Learning Corporation, an educational software company. Mr. Kernan holds a Bachelor of Science from Loyola College.

Allen L. Morgan has served as a Director since February 1999. Since January 1999, Mr. Morgan has been a General Partner or Managing Director of Mayfield, a venture capital fund. From May 1997 to December 1998, Mr. Morgan was a partner in the corporate department of Latham & Watkins LLP in Menlo Park, California. From November 1982 to May 1997, Mr. Morgan was an associate and a partner in the corporate department of Wilson, Sonsini, Goodrich & Rosati P.C. in Palo Alto, California. In 2004, Mr. Morgan joined the Board of ValueVision Media (NASD: VVTV). He received an A.B. from Dartmouth College in 1976, a B.A. and M.A. from Oxford University in 1978 and 1983, respectively, and a J.D. from the University of Virginia in 1981.

William J. Pade has served as a Director since March 2004. Since January 2004, Mr. Pade has been a partner of Oak Hill Capital Management, a private equity firm. Prior to joining Oak Hill Capital Management, Mr. Pade was with McKinsey and Company since 1977, most recently as a Director and managing Partner of McKinsey’s Silicon Valley Office. Mr. Pade received a B.A. from Harvard College in 1973 and an M.B.A. from Harvard Business School in 1977.

Board Of Directors and Committees Of The Board

Independence of the Board of Directors. After review of all relevant transactions and relationships between each director, or certain of his family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that Mr. Kernan, Mr. Morgan and Mr. Pade are independent directors within the meaning of Section 4200(a)(15) of the Nasdaq listing standards. In addition, for purposes of Audit Committee membership, to the extent Mr. Morgan is not deemed to be an affiliate of the Company based upon his beneficial ownership position in the Company, our Board has determined that Mr. Kernan, Mr. Morgan and Mr. Pade are independent directors as required by Section 4350(d)(2) of the Nasdaq listing standards. The Company’s securities are not currently listed on a national securities exchange or quoted on Nasdaq; however, pursuant to applicable SEC rules, we have used the Nasdaq listing standards in determining the independence of our directors.

The Board held five meetings during the Company’s 2003 fiscal year. During fiscal year 2003, each director attended at least 75% of the aggregate of the total number of meetings of the Board held during the period he served as a director and the total number of meetings held by each committee of the Board on which he served (during the period for which he served).

The Board currently has a standing Audit Committee, a standing Compensation and Stock Option Committee and a standing Nominating and Corporate Governance committee. Below is a description of each committee of the Board of Directors. The charter of each committee can be found at our corporate website, at http://www.varsity-group.com.

Audit Committee. The Audit Committee, consisting of Mr. Morgan, Mr. Kernan and Mr. Pade, assists the Board of Directors in fulfilling its responsibility to oversee management’s conduct of the review of the Company’s financial reporting process, including the selection of the Company’s independent auditors, fees to be paid to our independent auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements and the Company’s legal compliance and ethics programs as established by management and the Board. The Audit Committee held four meetings during the Company’s 2003 fiscal year.

The Board has determined that Mr. Kernan qualifies as a “financially sophisticated audit committee member” as defined by Nasdaq Rule 4350(d)(2)(A). The Board currently does not include any member that qualifies as an “audit committee financial expert” as defined by the SEC’s rules. Until recently, recruitment of additional directors with highly specialized skills has not been practicable in light of our modest market capitalization and because our stock was not listed on a major exchange. The identification and recruitment of a director who satisfies the definition of an “audit committee financial expert” is now a Board priority that we intend to pursue.

The Audit Committee reviewed and discussed the audited financial statements with management. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

Compensation and Stock Option Committee. The Compensation and Stock Option Committee determines the salaries and benefits for our employees, consultants, directors and other individuals compensated by the Company. In addition, the Compensation and Stock Option Committee administers our stock option plan. The Compensation and Stock Option Committee consists of Mr. Morgan, Mr. Kernan and Mr. Pade. The Compensation and Stock Option Committee held four meetings during the Company’s 2003 fiscal year.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, consisting of Mr. Morgan, Mr. Kernan and Mr. Pade, was established in April 2004 and oversees the director nomination process and the Company’s corporate governance functions. Prior to formation of this committee its functions were carried out primarily by our non-employee directors. The Committee has the primary responsibility for identifying, reviewing and evaluating candidates to serve as directors of the Company, consistent with criteria approved by the Board. The Committee recommends to the Board candidates for election to the Board of Directors, makes recommendations to the Board regarding the membership of the committees of the Board, and assesses the independence of directors.

The Board has established guidelines for evaluating nominees for director. The qualifications that the Board seeks include: (i) a review of the background and skills of the candidate, it being in the best interests of the Company to have a Board of Directors comprised of outstanding individuals with diverse backgrounds and expertise; (ii) a review of the other directorships and commitments of the individual to make certain that he or she will have adequate time to devote to the affairs of the Company; and (iii) the Committee shall consider the importance of having at least one independent director with significant experience and expertise in related industries and at least one independent director with significant experience and expertise in finance, and such other attributes as shall be relevant in constituting a Board that also satisfies the requirements imposed by the SEC and applicable listing exchanges. The Board may modify these guidelines from time to time and will consider other factors as appropriate.

The Nominating and Corporate Governance Committee will seek nominees through a variety of sources, including suggestions by directors and management, business contacts of Committee members and other directors, and such other sources, as the Committee believes appropriate. The Committee may also retain a search firm if the Committee believes that to be appropriate. The Committee will consider the general guidelines summarized above, the current composition of the Board, which areas of qualification and expertise would best enhance the composition of the Board, the experience, expertise and other qualifications of candidates, the number of other commitments of candidates, whether the candidate would qualify as independent under applicable rules, and such other considerations as the Committee believes to be appropriate. The Committee has the flexibility to determine the most appropriate interviewing and referencing process. The Committee recommends nominees to the independent members of the Board. A majority of the independent members of the Board select the nominees. These nominations are then submitted for ratification by the full Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. To date, the Committee has not received any director nominee from stockholders, other than from stockholders who are directors. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. The Committee will also evaluate whether candidates suggested by stockholders are identified with any particular issue to such an extent that their ability to effectively represent all of the stockholders on a broad variety of issues might be compromised. Stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Corporate Secretary at the Company’s principal executive office at least six months before the next annual meeting. Submissions must include the candidate’s name, contact information and biographical information; a description of any relationships between the stockholder making the suggestion and the candidate; any information that would be required to be disclosed about the candidate in the proxy statement if the candidate is nominated by the Board; the candidate’s consent to a background review by the Committee and to being included in the proxy statement if nominated; and the name and contact information of the stockholders suggesting the nominee, and the number of shares of the Company’s stock held by those stockholders.

Stockholder Communications with the Board of Directors

The Company has adopted a formal process by which stockholders may communicate with the Board or any director. Any such communications should be mailed care of our Corporate Secretary to our executive offices at 1850 M Street, NW, Suite 1150, Washington, DC 20036. Additional information regarding stockholder communications is available on our website at http://www.varsity-group.com.

Code of Ethics

The Company has adopted a code of business conduct ethics, which apply to all officers, directors and employees. The policies are available on our website at http://www.varsity-group.com. If the Company makes any substantive amendments to these policies or grants any waiver from the policies to any executive officer or director, we will disclose the nature of the amendment or waiver on our website.

Annual Meeting Attendance

The policy of the Board of Directors is that all directors attend the annual meeting of stockholders, absent compelling circumstances that prevent attendance. All directors attended the annual meeting of stockholders held in 2003.

Director Compensation

Except for reimbursement for reasonable travel expenses relating to attendance at board meetings and the granting of stock options or restricted stock awards, directors are not compensated for their services as directors. Our directors receive option grants under our stock option plan.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, during the 2003 fiscal year all officers and directors filed the necessary ownership statements consistent with the requirements listed in Section 16 of the Securities Exchange Act of 1934.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP has served as the Company’s independent auditors since October 1999 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2004. Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors is not mandatory; however, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Audit Committee will reconsider its selection of auditors.

OUR BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

SECURITY OWNERSHIP

Security ownership of directors, executive officers and principal stockholders

The following table sets forth information regarding beneficial ownership of our common stock as of April 26, 2004, by:

•	each person, or group of affiliated persons, who we know beneficially owns more than five percent in the aggregate of the outstanding shares of our common stock;

•	each of our executive officers named in the Summary Compensation Table;

•	each of our directors; and

•	all directors and executive officers as a group.

Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options or warrants that are exercisable within 60 days of April 26, 2004. Shares issuable under stock options or warrants are deemed outstanding for computing the percentage of the person holding options but are not outstanding for computing the percentage of any other person. As of April 26, 2004, 16,680,199 shares of common stock were outstanding.

Unless otherwise indicated, the address for each listed stockholder is: c/o Varsity Group Inc., 1850 M Street, N.W. Suite 1150, Washington, D.C. 20036. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of common stock. As indicated, in certain instances this disclosure is provided solely by reference to public reports.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Allen L. Morgan (1)	2,524,334	15.1%
Eric J. Kuhn (2)	2,485,652	14.1%
Mayfield Fund (3)	2,176,894	13.1%
The Carlyle Group (4)	2,048,520	12.3%
Peter S. Lynch (5)	1,113,000	6.7%
Jack M Benson (6)	814,000	4.7%
John Kernan	246,667	1.5%
William J. Pade	13,889	0.1%
Directors and executive officers as a group (5 persons)	6,084,542	32.8%

(1)	Includes 1,834,789 shares held by Mayfield IX, 96,568 shares held by Mayfield Associates Fund IV, 245,537 shares held by the Varsity Book Trust and 347,440 held directly by Mr. Morgan. Also includes 80,000 shares subject to options exercisable within 60 days of April 26, 2004. Except for those shares held by Mr. Morgan, Mr. Morgan disclaims beneficial ownership of all other shares except to the extent of any pecuniary interest therein.

(2)	Includes 971,435 shares subject to options exercisable within 60 days of April 26, 2004.

(3)

Includes 1,834,789 shares held by Mayfield IX, 96,568 shares held by Mayfield Associates Fund IV and 245,537 shares held by the Varsity Books Trust, a revocable trust. Mayfield IX Management LLC is the general partner of Mayfield IX and Mayfield Associates Fund IV both of which are Delaware limited partnerships. Mr. Morgan, one of our directors, is a nonmanaging member of Mayfield IX Management LLC. He has no management authority with respect to Mayfield IX Management and disclaims beneficial ownership of our shares held directly by Mayfield IX Management, Mayfield IX, and Mayfield Associates Fund IV except to the extent of any pecuniary interest therein. Mayfield Fund, L.P.’s address is 2800 Sand Hill Road, Menlo Park, California 94025.

(4)	Based solely on an amended Schedule 13G filed February 12, 2004. The Carlyle Group includes 705,705 shares held by Carlyle Venture Partners, L.P., 147,322 shares held by C/S Venture Investors, L.P., 109,900 shares held by Carlyle Venture Coinvestment L.L.C. and 93,593 shares held by Carlyle U.S. Venture Partners, L.P., as well as 992,000 shares currently outstanding held by B&T Enterprises, L.L.C., a limited liability company. TC Group, L.L.C., an affiliate of The Carlyle Group, is the manager of B&T Enterprises, L.L.C. and has sole control over the voting and disposition of the shares held by B&T Enterprises, L.L.C. TC Group, L.L.C. disclaims beneficial ownership of any of the shares held by B&T Enterprises, L.L.C. TCG Ventures, Ltd, an affiliate of The Carlyle Group, is the general partner of both Carlyle Venture Partners, L.P. and C/S Venture Investors, L.P. TCG Ventures, L.L.C., an affiliate of The Carlyle Group, is the general partner of both Carlyle Venture Coinvestment L.L.C. and Carlyle U.S. Venture Partners, L.P. The Carlyle Group’s address is 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C. 20004.

(5)	Based solely on an amended Schedule 13G filed on February 17, 2004. Includes 580,000 shares to which Mr. Lynch has sole voting power and 533,000 with shared voting power. This includes shares beneficially owned by Mr. Lynch’s wife (Mrs. Lynch’s powers to vote or dispose are treated as if they belonged to Mr. Lynch for purposes of this statement), shares beneficially owned in two charitable lead trusts and a charitable remainder trust and shares beneficially owned in trust for Mr. Lynch’s children. Mr. Lynch’s principal offices are located at 82 Devonshire Street, S8A, Boston, Massachusetts 02109.

(6)	Includes 718,000 shares subject to options exercisable within 60 days of April 26, 2004. This figure also includes 25,000 shares issuable upon exercise of outstanding warrants, all of which are exercisable within 60 days of April 26, 2004 at an exercise price of $1.06 per share held by Birdwood Capital, L.L.C., a limited liability company.

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

Set forth below is information with respect to our current executive officers:

Name	Age	Position
Eric J. Kuhn	33	Chief Executive Officer and Chairman of the Board
Jack M. Benson	37	Chief Financial Officer, Vice President for Corporate Development

The principal occupations and positions for at least the past five years of the executive officers named above are as follows:

Eric J. Kuhn – please see the information included above under the caption “Board of Directors”.

Jack M Benson has served as our Chief Financial Officer, Vice President for Corporate Development and Secretary since August 2001. He served as our Vice President for Finance and Operations from August 2000 to August 2001. From 1999 to August 2000, Mr. Benson was a Principal at Birdwood Capital, L.L.C., a venture-consulting firm. Before joining Birdwood, Mr. Benson served as our Director of Strategic Partnerships. From 1997 to 1999, Mr. Benson was a consultant at Dean & Company, a strategic management-consulting firm. Mr. Benson received a B.A. from Colgate University in 1988 and a M.B.A. from the Darden Graduate School of Business at the University of Virginia in 1997.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to the Chief Executive Officer of the Company and to each of the other executive officers (the “Named Executive Officers”) for fiscal years 2001, 2002, and 2003.

		Annual Compensation				Long Term Compensation Awards			Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted Stock Awards ($)		# of Securities Underlying Options (#)	All Other Compensation ($)
Eric J. Kuhn Chief Executive Officer	2003 2002 2001	195,000 180,000 180,000	50,000 36,000 280,000	— — 62,123	(3)	— — 31,285	(1)	100,000 350,000 200,000	900 900 600

Jack M Benson Chief Financial Officer	2003 2002 2001	170,000 160,000 143,333	50,000 25,000 30,000	— — —		— — 9,395	(2)	— 180,000 410,500	420 660 900

(1)	On January 29, 2001, we sold 50,000 shares of our common stock at a price of $0.001 per share to Mr. Kuhn. On March 22, 2001 we sold 100,000 shares of our common stock at a price of $0.001 per share to Mr. Kuhn. These shares were issued with certain restrictions limiting or preventing their sale or transfer. The fair value of the underlying stock for the sale of common stock is in excess of the related sales or exercise price. As a result, we recorded non-cash compensation expense of $12,773, $15,643 and $2,870 during fiscal year ending December 31, 2001, 2002 and 2003, respectively.
(2)	On March 22, 2001 we sold 50,000 shares of our common stock at a price of $0.001 per share to Mr. Benson. These shares were issued with certain restrictions limiting or preventing their sale or transfer. The fair value of the underlying stock for the sale of common stock is in excess of the related sales or exercise price. As a result, we recorded non-cash compensation expense of $3,523, $4,698 and $1,174 during fiscal year ending December 31, 2001, 2002 and 2003, respectively.
(3)	Effective August 1, 1999, the Company sold 207,077 shares of its common stock to Mr. Kuhn in exchange for a $62,123 promissory note. On March 22, 2001 the Company cancelled Mr. Kuhn’s promissory note and forgave the full outstanding balance of $62,123.

Stock Option Grants In Fiscal Year 2003

Individual Grants
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2003	Exercise Price ($/SH)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term (1)
					5% ($)	10% ($)
Eric J. Kuhn	100,000	21%	$1.79	2/5/13	$265,510	$422,780
Jack M Benson	—	—	—	—	—	—

(1)	The dollar amounts under these columns are the result of calculations based on the market price on the date of grant at the 5% and 10% rates required applicable regulations of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Common Stock price.

Option Exercise And Fiscal Year-End Option Values

2003 Fiscal Year-End Values

	Aggregated Option/SAR Exercises		Option Values
Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) (Exercisable/Unexercisable)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (Exercisable/Unexercisable)
Eric J. Kuhn	—	—	969,187/272,248	$2,227,624/$1,161,000
Jack M Benson	—	—	743,000/108,000	$3,194,900/$ 464,400

On October 2, 1998, we adopted the 1998 Stock Plan, under which incentive stock options, non-qualified stock options or stock rights, or any combination thereof may be granted to our employees. There presently are 7.0 million shares authorized under the Stock Plan, subject to increase on an annual basis under an “evergreen” provision of the plan.

The following table summarizes equity compensation plans as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (thousands)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (thousands)
Equity compensation plans approved by security holders	2,948	$2.54	2,069
Equity compensation plans not approved by security holders	—	—	—

Total	2,948		2,069

Comparison of Five Year Cumulative Total Returns Since IPO

Performance Graph for

VARSITY GROUP INC.

Agreements Regarding Employment

We have entered into employment agreements with Mr. Kuhn and Mr. Benson.

Mr. Kuhn:

Compensation. The compensation of Mr. Kuhn is determined by the board of directors provided that, according to his employment agreement, Mr. Kuhn will receive a salary of not less than $210,000 per year. Effective January 2004 the board of directors determined that Mr. Kuhn would receive an annual salary of $210,000. In addition, Mr. Kuhn is eligible for cash performance bonuses.

Stock Option Grants. The board of directors may grant stock options to Mr. Kuhn.

Termination of Agreements. Mr. Kuhn’s agreement may be terminated with or without cause by either Mr. Kuhn or us. If we terminate the agreement of Mr. Kuhn with cause, or if he resigns without good reason, he is only entitled to his base salary through the date of termination. If we terminate the agreement of Mr. Kuhn without cause or if Mr. Kuhn resigns for good reason, he is entitled to his base salary through the date of termination, together with his pro-rata bonus. In lieu of any further salary or bonus payments to Mr. Kuhn, we will pay an amount equal to twelve months’ salary, payable in twelve equal installments after termination of his employment. If there is a change in control of the Company, and if at anytime thereafter the employment of Mr. Kuhn is terminated without cause, or if Mr. Kuhn terminates his employment with good reason, we will pay his base salary through the date of termination at the rate in effect at the time, together with a pro-rata bonus. In lieu of any further salary or bonus payments to Mr. Kuhn, we will pay a severance payment in an amount equal to 150% of his base salary as of termination.

Noncompetition and Confidentiality. Mr. Kuhn may not compete with us or solicit our employees for a period of twelve months immediately following the termination of his relationship with us for any reason, whether with or without cause.

Confidentiality and Assignment of Inventions. Mr. Kuhn is also bound by a confidential information and invention assignment agreement that prohibits him from, among other things, disseminating or using confidential information about our business or clients in any way that would be adverse to us. Mr. Kuhn agreed to assign the Company all inventions, which he may develop during his employment.

Mr. Benson:

Compensation. The compensation of Mr. Benson is determined by the board of directors provided that, according to his employment agreement, Mr. Benson will receive a salary of not less than $180,000 per year. Effective January 2004 the board of directors determined that Mr. Benson would receive an annual salary of $180,000. In addition, Mr. Benson is eligible for cash performance bonuses.

Stock Option Grants. The board of directors may grant stock options to Mr. Benson.

Termination of Agreements. Mr. Benson’s agreement may be terminated with or without cause by either Mr. Benson or us. If we terminate the agreement of Mr. Benson with cause, or if he resigns without good reason, he is only entitled to his base salary through the date of termination. If we terminate the agreement of Mr. Benson without cause or if Mr. Benson resigns for good reason, he is entitled to his base salary through the date of termination, together with his pro-rata bonus. In lieu of any further salary or bonus payments to Mr. Benson, we will pay an amount equal to six months salary, payable in six equal installments after termination of his employment. If there is a change in control of the Company, and if at anytime thereafter the employment of Mr. Benson is terminated without cause, or if Mr. Benson terminates his employment with good reason, we will pay his base salary through the date of termination at the rate in effect at the time, together with a pro-rata bonus. In lieu of any further salary or bonus payments to Mr. Benson, we will pay a severance payment in an amount equal to twelve months of his base salary as of termination.

Noncompetition and Confidentiality. Mr. Benson may not compete with us or solicit our employees for a period equal in length to any post-employment installment payment period.

Confidentiality and Assignment of Inventions. Mr. Benson is also bound by a confidential information and invention assignment agreement that prohibits him from, among other things, disseminating or using confidential information about our business or clients in any way that would be adverse to us. Mr. Benson agreed to assign the Company all inventions, which he may develop during his employment.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF THE COMPANY

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed the audited financial statements and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with the generally accepted accounting principles. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed and confirmed the independence of the independent accountant.

Following the review and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee

John Kernan

Allen Morgan

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

REPORT OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS OF THE COMPANY ON EXECUTIVE COMPENSATION

Compensation Philosophy

The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under the Company’s incentive plans. The objectives of the Compensation Committee are to establish, review and modify as appropriate the compensation plan of the Chief Executive Officer of the Corporation, to review the recommendations of the Chief Executive Officer of the Corporation with respect to the compensation plan of all other executive officers, to grant options and any other rights under the Corporation’s Second Amended and Restated 1998 Stock Option Plan, and to perform such other duties as may be delegated by the Board.

Base Salary

Base salaries of the executive officers are established by evaluating the requirements of the position and the contribution of the executive with respect to Company performance and the executive’s responsibilities. In determining executive officer salaries, the Compensation Committee generally sets base salaries at or below competitive levels, with total potential compensation (including bonuses and stock options) targeted at or above competitive levels. The Compensation Committee relies on, among other things, recommendations from the Chief Executive Officer in making such determinations.

The base salary received by Mr. Kuhn, our Chief Executive Officer, during the fiscal year ending December 31, 2003 was $195,000. The base salary received by Mr. Benson, our Chief Financial Officer, during the fiscal year ending December 31, 2003 was $170,000.

Bonus Compensation

The Company paid annual cash bonuses to some of its executive officers based on several factors that the Compensation Committee considered relevant including performance. During fiscal year 2003, the Company awarded Mr. Kuhn and Mr. Benson cash bonuses totaling $50,000 and $50,000 respectively, for their ongoing services and performance. The Company may make additional cash bonuses to executive officers from time-to-time based on performance and other factors it considers relevant.

Long-Term Incentives

The Compensation Committee believes that equity ownership provides significant motivation to executive officers to maximize value for the Company’s stockholders and, therefore, periodically grants stock options under the Company’s incentive plans. The Compensation Committee determines the size and frequency of option grants for executive officers after consideration of recommendations of the Chief Executive Officer. Such recommendations are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each executive officer to the Company and previous option grants to such executive officers. Stock options granted to executive officers are generally incentive stock options with exercise prices that equal the fair market value of the Company’s Common Stock on the date of grant and vest in increments over a four-year period.

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally sets a limit of $1 million on the amount of compensation paid to executive employees (other than enumerated categories of compensation, including performance-based compensation) that may be deducted by a publicly-held company. The Committee’s policy is to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with the Company’s overall objectives and executive compensation policy. Compensation attributable to stock options granted under the Company’s stock incentive plans currently is excluded from the $1 million limit as “qualified performance-based compensation” under the rules contained in applicable Treasury regulations. None of the Company’s executive officers received compensation in 2003 in excess of the limits imposed under Section 162(m). The Compensation Committee intends to continue to qualify compensation attributable to stock options as “qualified performance-based compensation” within the meaning of Section 162(m).

COMPENSATION COMMITTEE

Allen Morgan

John Kernan

The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER

PARTICIPATION AND CERTAIN TRANSACTIONS

No interlocking relationship exists between our board of directors and the board of directors and compensation committee of any other company, nor have such interlocking relationships existed in the past.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Baker & Taylor

Baker & Taylor has provided the Company’s order fulfillment and drop shipment services since its inception. The Company has a series of agreements relating to the operating and financial terms of its relationship, which were recently renewed and are now scheduled to expire in June 2006.

Under these agreements, the Company agrees to provide Baker & Taylor with written demand forecasts for each upcoming semester and to use Baker & Taylor as its principal supplier of textbooks and exclusive provider of drop-ship and fulfillment services. The Company pays fees and expenses related to the services Baker & Taylor provides and purchase products from Baker & Taylor at a discount to the suggested price. In return, Baker & Taylor agrees not to provide drop-ship services to any person or entity that has as its principal business activity the goal of establishing exclusive relationships with educational institutions for the purpose of selling textbooks via the Internet, unless the retailer was an existing customer of Baker & Taylor on or prior to June 10, 1998, the date the Company initially contracted with Baker & Taylor. The Company’s agreements with Baker & Taylor provide it access to, and use of, an electronic set of data elements from Baker & Taylor’s title file database that contains bibliographic records. In addition, under these agreements, Baker & Taylor provides the Company with promotional, customer service, and database management services

In July 2003 Baker & Taylor was purchased in a transaction sponsored by Willis Stein & Partners, a private equity firm. Prior to this transaction Baker & Taylor was considered a related party due to common ownership interests held by The Carlyle Group as the principal owner of Baker & Taylor and as significant shareholder of Varsity Group. Effective with the sale of Baker & Taylor to Willis Stein & Partners in July 2003 the Company no longer considers Baker & Taylor to be a related party.

Share Repurchase

On October 24, 2003, the Board of Directors, with Mr. Kuhn abstaining, approved the repurchase of 175,000 shares of our common stock, consisting of 125,000 shares to be repurchased from our CEO, Mr. Kuhn, and 50,000 shares to be repurchased from our CFO, Mr. Benson. The purchase price for the shares was $3.765 per share in cash, representing a five percent discount from the 30-day trailing average ending on November 3, 2003. Each of these officers also agreed not to sell any additional shares for 90 days. The shares repurchased represented approximately five percent of the beneficial ownership of each officer. This transaction had no effect on our results of operations.

INDEPENDENT ACCOUNTANTS

Our Audit Committee has selected PricewaterhouseCoopers LLP to continue as its independent accountants for the fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP has informed the Company that it has no material direct or indirect interest in the Company. Our board of directors initially appointed PricewaterhouseCoopers LLP as our independent accountants on October 8, 1999.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

PricewaterhouseCoopers LLP billed the Company an aggregate of $59,400 and $56,100 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during fiscal 2003 and fiscal 2002, respectively. There were no Audit-Related Fees, Tax Fees or Other Fees billed in fiscal 2002 or fiscal 2003. All such fees relate to services which were pre-approved by our Audit Committee.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Pursuant to rules of the Securities and Exchange Commission, in order for stockholder proposals to be included in the Company’s proxy statement and proxy for the 2004 annual meeting of stockholders, such proposals must be received by the Secretary of the Company at the Company’s principal office in Washington, D.C. no later than January 5, 2005.

Any stockholder proposal not included in the proxy materials disseminated by the management of the Company for the Company’s 2004 annual meeting in accordance with Rule 14a-8 under the Exchange Act will be considered untimely for the purposes of Rules 14a-4 and 14a-5 under the Exchange Act if notice of the proposal is received after March 31, 2004. Management proxies will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not included in such proxy materials for the Company’s annual meeting unless (a) the Company receives notice of such proposal by the date set forth above and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

By Order of the Board of Directors,

/s/ Jack Benson

Jack Benson

Secretary

Dated: April 29, 2004

STOCKHOLDERS ARE REMINDED TO SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

EXHIBIT A: AUDIT COMMITTEE CHARTER

VARSITY GROUP INC.

AUDIT COMMITTEE CHARTER

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Varsity Group Inc. (the “Company”) on April 28, 2004, and supercedes all prior delegation of authority to the Audit Committee.

I. Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) performance of the Company’s internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time or required by law and in all instances subject to the applicable provisions of the Delaware General Corporation Law (including, without limitation, Section 141 thereof). The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be a “financially sophisticated audit committee member” as defined by Nasdaq Rule 4350(d)(2)(A). The Company’s goal is to recruit a member that will satisfy the definition of an “audit committee financial expert” as defined by the SEC as promptly as practical. In addition, each Committee member shall satisfy the independence requirements of any applicable listing requirements and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable. If at any time a Committee member does not satisfy the aforementioned independence requirements, the Board will find a replacement that does meet the independence requirements as promptly as possible.

The Board shall appoint the members of the Committee, including the Chair of the Committee. The Board may remove committee members from the Committee, with or without cause.

III. Meetings and Procedures

1.	The Chair, or in his or her absence, a member designated by the Chair, shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

2.	The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall also on a periodic basis meet separately with management, with the internal auditor and with the independent auditor.

3.	The Committee shall maintain written minutes of its proceedings, which shall be submitted to the Board and retained by the Secretary for inclusion in the Company’s records. Absent future contrary action, the Chairman of the Committee shall have such authority to provide pre-approval between Committee meetings if he deems appropriate, subject to the obligation to report all such approvals at the next Committee meeting.

4.	All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

5.	The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

6.	The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

Interaction with the Independent Auditor

1.	Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2.	Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement in accordance with all applicable legal requirements. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor and the Committee shall be empowered to adopt any and all such policies and procedures as it deems appropriate and in accordance with all applicable legal requirements. The Committee may if it elects delegate to one or more designated members of the Committee the authority to grant pre-approvals as the Committee shall determine appropriate and in accordance with applicable legal requirements.

3.	Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

•	The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

•	The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

•	The Committee shall, if applicable, consider whether the independent auditor’s provision of other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

•	Without limiting the independence requirements generally applicable, procedures shall be implemented to ensure that the independent auditor does not audit his or her own work, does not perform management functions and does not act as an advocate for the Company.

Annual Financial Statements and Annual Audit

4.	Meetings with Management, the Independent Auditor and the Internal Auditor.

•	The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

•	The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations)

and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear on the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

•	The Committee shall review and discuss the annual audited financial statements with management and the independent auditor in advance of the issuance of such statements.

5.	Separate Meetings with the Independent Auditor.

•	The Committee shall review with the independent auditor any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

•	The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (i) all accounting policies and practices to be used that the independent auditor identifies as critical; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any. The Committee shall discuss with the independent auditor any disagreements between the independent auditor and management on financial reporting.

•	The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6.	Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4 and 5 above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3 above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7.	Meetings with Management, the Independent Auditor and the Internal Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor in advance of the issuance of such statements.

Internal Audit

8.	Appointment. The Committee shall review the appointment and replacement of the internal auditor.

9.	Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

Other Powers and Responsibilities

10.	Related Party Transactions. The Committee shall review related party transactions on an ongoing basis and all such transactions must be approved by the Committee to the extent required by any applicable listing requirements.

11.	Correspondence with Regulators. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

12.	Legal Matters. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

13.	Foreign Operations. The Committee shall request assurances from management, the independent auditor and the Company’s internal auditors that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

14.	Complaints. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

15.	Reports on Financial Statements. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

16.	Board Reports. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

17.	Code of Ethics. The Committee shall administer and oversee the Company’s code of ethics and similar compliance programs to the extent delegated by the Board.

18.	Future Amendments to Charter. The Committee shall review and reassess this Charter periodically as it deems appropriate and submit any recommended changes to the Board for its consideration.

* * * * * * * * * * * *

ANNUAL MEETING OF STOCKHOLDERS OF

VARSITY GROUP INC.

June 24, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

The board of directors recommends that you vote FOR the proposals.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
PROPOSAL 1: To elect two directors of the Company for terms expiring at the 2007 annual meeting of stockholders	☐	☐	☐
PROPOSAL 2: Ratification of the selection of PricewaterhouseCoopers as Independent Auditor	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

VARSITY GROUP INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 24, 2004

The undersigned hereby appoints Eric Kuhn, attorney and proxy, with power of substitution and revocation, to vote, as designated below, all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present at the Annual Meeting (including all adjournments thereof) of Stockholders of Varsity Group Inc. to be held at the Park Hyatt Washington, 24th Street at M Street, N.W., Washington, D.C. 20037, on June 24, 2004, at 10:00 a.m. local time.

Every properly signed proxy will be voted in the manner specified hereon. If no direction is made, this proxy will be voted FOR each nominee for director named on the reverse side and for the other matters described on the reverse side.

The Board of Directors recommends that you vote FOR the Proposals.

PLEASE VOTE, DATE, AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS:

14475